Tompkins Financial Corporation 8-K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, Executive VP, CFO & COO

Tompkins Financial Corporation (888)503-5753

For Immediate Release

Friday, April 28, 2017

Tompkins Financial Corporation Reports Record First Quarter Earnings

ITHACA, NY – Tompkins Financial Corporation (NYSEMKT:TMP)

Tompkins Financial Corporation reported net income of $15.7 million for the first quarter of 2017, an increase of 10.8% from the $14.3 million reported for the same period in 2016. Diluted earnings per share were $1.03 for the first quarter of 2017, a 9.6% increase from $0.94 reported for the first quarter of 2016.

President and CEO, Stephen S. Romaine said “We are excited to start off the new year with the best first quarter earnings in our history. Solid loan growth and an improved net interest margin were key drivers of improved earnings over the prior year. At the same time, we have seen continued positive improvement in credit quality trends, with nonperforming assets improved from already low levels.”

Selected highlights for fourth quarter:

▪	Diluted earnings per share of $1.03 represent the best first quarter in Company history

▪	Net interest income was up 9.1% compared to the same period last year, and up 3.6% compared to the fourth quarter of 2016

▪	Net interest margin improved over the most recent prior quarter and over the same period last year

▪	Total loans of $4.3 billion were up 12.5% over the same period in 2016; and are up 1.0% over December 31, 2016

▪	Total deposits of $4.9 billion reflect an increase of 6.5% over the same period last year, and are up 4.9% from December 31, 2016.

NET INTEREST INCOME

Net interest income of $48.0 million for the first quarter of 2017 increased by $4.0 million, or 9.1% compared to the same period in 2016, and was up 3.6% compared to the fourth quarter of 2016. The increase in net interest income over prior year was largely driven by growth in average loans of $472.6 million or 12.5% as well as an improved net interest margin. The net interest margin was 3.38% for the first quarter of 2017, up from 3.30% for the fourth quarter of 2016, and 3.36% for the first quarter of 2016. The margin improvement benefited from improved yields on investment securities as well as maturities of some higher cost borrowings.

NONINTEREST INCOME

Noninterest income represented 26.4% of total revenues in the first quarter of 2017, compared to 28.4% in the same period in 2016, and 26.0% for the most recent prior quarter. Noninterest income of $17.2 million was down slightly from the same period last year, and up 5.7% over the fourth quarter of 2016. Revenue from Insurance and Investment services are the two largest components of noninterest income, representing 41.3% and 22.0% of noninterest income, respectively at March 31, 2017.

NONINTEREST EXPENSE

Noninterest expense was $41.4 million for the first quarter of 2017, which was up 4.7% compared to the same period in 2016, and up 5.0% compared to the fourth quarter of 2016. The increase in noninterest expense was mainly related to higher salaries and benefits in the first quarter of 2017. The first quarter of 2017 also included $262,000 of deconversion expenses related to a core system conversion planned for this year.

ASSET QUALITY

Asset quality trends remained strong in the first quarter of 2017. Nonperforming loans and leases were down 3.1% compared to first quarter of 2016, and down 7.3% compared to the most recent quarter end. Nonperforming assets represented 0.36% of total assets at March 31, 2017, unchanged from December 31, 2016, and improved slightly from 0.39% at March 31, 2016. Nonperforming asset levels continue to be well below the most recent Federal Reserve Board Peer Group Average1 of 0.57%.

Provision for loan and lease losses was $769,000 for the first quarter of 2017, down from $855,000 for the first quarter of 2016. Net charge-offs for the first quarter of 2017 were $358,000 compared to $329,000 reported in the first quarter of 2016.

The Company’s allowance for originated loan and lease losses totaled $35.9 million at March 31, 2017, and represented 0.92% of total originated loans and leases at March 31, 2017. The ratio is unchanged from the most recent prior quarter and is down from 0.95% one year ago. The total allowance represented 180.02% of total nonperforming loans and leases at March 31, 2017, improved from 164.98% at December 31, 2016, and 156.88% at March 31, 2016.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. The ratio of Tier 1 capital to average assets of 8.36% at March 31, 2017, compared to 8.41% reported for December 31, 2016. Total capital to risk-weighted assets at March 31, 2017 was 12.41%, compared to 12.22% reported at December 31, 2016. Both ratios are down from the same period last year, in large part due to the redemption of $20.5 million of 7% fixed rate Trust Preferred securities.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	03/31/2017	12/31/2016

Cash and noninterest bearing balances due from banks	$76,513	$62,074
Interest bearing balances due from banks	1,959	1,880
Cash and Cash Equivalents	78,472	63,954

Available-for-sale securities, at fair value (amortized cost of $1,438,716 at March 31, 2017 and $1,442,724 at December 31, 2016)	1,427,523	1,429,538
Held-to-maturity securities, at amortized cost (fair value of $142,445 at March 31, 2017 and $142,832 at December 31, 2016)	141,545	142,119
Originated loans and leases, net of unearned income and deferred costs and fees (2)	3,922,413	3,863,922
Acquired loans (3)	375,380	394,111
Less: Allowance for loan and lease losses	36,166	35,755
Net Loans and Leases	4,261,627	4,222,278

Federal Home Loan Bank and other stock	35,013	43,133
Bank premises and equipment, net	75,720	70,016
Corporate owned life insurance	78,535	77,905
Goodwill	92,291	92,623
Other intangible assets, net	10,767	11,349
Accrued interest and other assets	78,554	83,841
Total Assets	$6,280,047	$6,236,756
LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,755,752	2,518,318
Time	875,596	870,788
Noninterest bearing	1,219,237	1,236,033
Total Deposits	4,850,585	4,625,139

Federal funds purchased and securities sold under agreements to repurchase	70,716	69,062
Other borrowings	717,285	884,815
Trust preferred debentures	16,562	37,681
Other liabilities	61,381	70,654
Total Liabilities	$5,716,529	$5,687,351
EQUITY
Tompkins Financial Corporation shareholders’ equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
15,216,916 at March 31, 2017; and 15,171,816 at December 31, 2016	1,522	1,517
Additional paid-in capital	361,199	357,414
Retained earnings	239,084	230,182
Accumulated other comprehensive loss	(35,684)	(37,109)
Treasury stock, at cost – 115,445 shares at March 31, 2017, and 117,997 shares at December 31, 2016	(4,057)	(4,051)

Total Tompkins Financial Corporation Shareholders’ Equity	562,064	547,953
Noncontrolling interests	1,454	1,452
Total Equity	$563,518	$549,405
Total Liabilities and Equity	$6,280,047	$6,236,756

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
	Three Months Ended
(In thousands, except per share data) (Unaudited)	03/31/2017	03/31/2016
INTEREST AND DIVIDEND INCOME
Loans	$44,951	$40,487
Due from banks	2	2
Trading securities	0	81
Available-for-sale securities	7,322	7,531
Held-to-maturity securities	878	911
Federal Home Loan Bank and other stock	468	297
Total Interest and Dividend Income	53,621	49,309
INTEREST EXPENSE
Time certificates of deposits of $250,000 or more	441	390
Other deposits	2,347	2,209
Federal funds purchased and securities sold under agreements to repurchase	108	666
Trust preferred debentures	367	589
Other borrowings	2,324	1,417
Total Interest Expense	5,587	5,271
Net Interest Income	48,034	44,038
Less: Provision for loan and lease losses	769	855
Net Interest Income After Provision for Loan and Lease Losses	47,265	43,183
NONINTEREST INCOME
Insurance commissions and fees	7,118	7,562
Investment services income	3,791	3,786
Service charges on deposit accounts	2,167	2,264
Card services income	2,009	1,941
Mark-to-market loss on trading securities	0	(46)
Mark-to-market gain on liabilities held at fair value	0	57
Other income	2,155	1,707
Gain on sale of available-for-sale securities	0	232
Total Noninterest Income	17,240	17,503
NONINTEREST EXPENSE
Salaries and wages	19,513	18,989
Pension and other employee benefits	5,759	5,283
Net occupancy expense of premises	3,511	3,148
Furniture and fixture expense	1,597	1,689
FDIC insurance	538	822
Amortization of intangible assets	493	527
Other operating expense	9,957	9,048
Total Noninterest Expenses	41,368	39,506
Income Before Income Tax Expense	23,137	21,180
Income Tax Expense	7,388	6,896
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	15,749	14,284
Less: Net income attributable to noncontrolling interests	32	33
Net Income Attributable to Tompkins Financial Corporation	$15,717	$14,251
Basic Earnings Per Share	$1.04	$0.95
Diluted Earnings Per Share	$1.03	$0.94

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Year to Date Period Ended			Year to Date Period Ended
	March 31, 2017			March 31, 2016
	Average			Average
	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$5,214	$2	0.16%	$2,094	$2	0.38%
Securities (4)
U.S. Government securities	1,479,516	7,659	2.10%	1,458,755	7,903	2.18%
Trading securities	—	—	0.00%	7,248	81	4.49%
State and municipal (5)	100,698	840	3.38%	97,631	838	3.45%
Other securities (5)	3,613	31	3.48%	3,686	31	3.38%
Total securities	1,583,827	8,530	2.18%	1,567,320	8,853	2.27%
FHLBNY and FRB stock	38,105	468	4.98%	27,799	298	4.31%

Total loans and leases, net of unearned income (5)(6)	4,263,799	45,675	4.34%	3,791,207	41,185	4.37%
Total interest-earning assets	5,890,945	54,675	3.76%	5,388,420	50,338	3.76%

Other assets	350,443			341,851

Total assets	6,241,388			5,730,271
LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,664,848	1,061	0.16%	2,533,185	956	0.15%
Time deposits	869,949	1,727	0.81%	868,095	1,643	0.76%
Total interest-bearing deposits	3,534,797	2,788	0.32%	3,401,280	2,599	0.31%

Federal funds purchased & securities sold under
agreements to repurchase	77,980	108	0.56%	126,262	666	2.12%
Other borrowings	791,136	2,324	1.19%	502,319	1,417	1.13%
Trust preferred debentures	23,588	367	6.31%	37,524	589	6.31%
Total interest-bearing liabilities	4,427,501	5,587	0.51%	4,067,385	5,271	0.52%

Noninterest bearing deposits	1,188,568			1,067,638
Accrued expenses and other liabilities	69,426			66,934
Total liabilities	5,685,495			5,201,957

Tompkins Financial Corporation Shareholders’ equity	554,424			526,846
Noncontrolling interest	1,469			1,468
Total equity	555,893			528,314

Total liabilities and equity	$6,241,388			$5,730,271
Interest rate spread			3.25%			3.24%
Net interest income/margin on earning assets		49,088	3.38%		45,067	3.36%
Tax Equivalent Adjustment		(1,054)			(1,029)
Net interest income per consolidated financial statements		$48,034			$44,038

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Mar-17	Dec-16	Sep-16	Jun-16	Mar-16	Dec-16
Period End Balance Sheet
Securities	$1,569,068	$1,571,657	$1,515,761	$1,564,080	$1,583,742	$1,571,657
Originated loans and leases, net of unearned income and deferred costs and fees (2)	3,922,413	3,863,922	3,672,539	3,551,628	3,370,791	3,863,922
Acquired loans and leases (3)	375,380	394,111	417,008	426,485	450,122	394,111
Allowance for loan and lease losses	36,166	35,755	34,112	33,125	32,530	35,755
Total assets	6,280,047	6,236,756	6,102,215	5,924,906	5,764,971	6,236,756
Total deposits	4,850,585	4,625,139	4,690,300	4,469,721	4,555,228	4,625,139
Federal funds purchased and securities sold under agreements to repurchase	70,716	69,062	77,218	97,180	116,551	69,062
Other borrowings	717,285	884,815	671,000	700,026	455,341	884,815
Trust preferred debentures	16,562	37,681	37,638	37,595	37,552	37,681
Total common equity	562,064	547,953	559,640	552,918	538,408	547,953
Total equity	563,518	549,405	561,190	554,435	539,893	549,405

Average Balance Sheet
Average earning assets	$5,890,945	$5,707,121	$5,577,885	$5,492,913	$5,388,420	$5,542,137
Average assets	6,241,388	6,074,973	5,942,260	5,842,387	5,730,271	5,898,080
Average interest-bearing liabilities	4,427,501	4,237,126	4,168,879	4,143,031	4,067,385	4,154,374
Average equity	555,893	559,106	557,281	543,283	528,314	547,057

Share data
Weighted average shares outstanding (basic)	14,900,938	14,862,189	14,829,222	14,798,515	14,760,276	14,812,712
Weighted average shares outstanding (diluted) (10)	15,042,614	15,014,221	14,965,233	14,917,206	14,847,616	14,936,231
Period-end shares outstanding	15,181,198	15,135,906	15,055,954	15,035,369	15,023,776	15,135,906
Common equity book value per share	$37.02	$36.20	$37.17	$36.77	$35.84	$36.20
Tangible book value per share (Non-GAAP)	$30.28	$29.38	$30.28	$29.82	$28.85	$29.38

Income Statement
Net interest income	$48,034	$46,374	$45,317	$44,907	$44,038	$180,636
Provision for loan/lease losses	769	1,706	782	978	855	4,321
Noninterest income	17,240	16,316	17,905	17,084	17,503	68,808
Noninterest expense	41,368	39,389	40,324	39,388	39,506	158,607
Income tax expense (10)	7,388	6,444	6,945	6,760	6,896	27,045
Net income attributable to Tompkins Financial Corporation (10)	15,717	15,118	15,138	14,833	14,251	59,340
Noncontrolling interests	32	33	33	32	33	131
Basic earnings per share (8)	$1.04	$1.00	$1.01	$0.99	$0.95	$3.94
Diluted earnings per share (8) (10)	$1.03	$0.99	$1.00	$0.98	$0.94	$3.91

Nonperforming Assets
Originated nonaccrual loans and leases	$13,786	$14,300	$11,554	$11,008	$12,671	$14,300
Acquired nonaccrual loans and leases	3,356	4,741	4,559	4,831	4,145	4,741
Originated loans and leases 90 days past due and accruing	0	0	35	89	57	0
Troubled debt restructurings not included above	2,948	2,631	2,148	2,172	3,862	2,631
Total nonperforming loans and leases	20,090	21,672	18,296	18,100	20,735	21,672
OREO	2,520	908	1,008	1,001	1,865	908
Total nonperforming assets	$22,610	$22,580	$19,304	$19,101	$22,600	$22,580

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued
		Quarter-Ended									Year-Ended
Delinquency - Originated loan and lease portfolio		Mar-17		Dec-16		Sep-16		Jun-16		Mar-16		Dec-16
Loans and leases 30-89 days past due and
accruing (2)		$5,462		$6,694		$4,551		$4,464		$2,519		$6,694
Loans and leases 90 days past due and accruing (2)		0		0		35		89		57		0
Total originated loans and leases past due and accruing (2)		5,462		6,694		4,586		4,553		2,576		6,694

Delinquency - Acquired loan and lease portfolio
Loans 30-89 days past due and accruing (3)(7)		$907		$2,553		$1,069		$1,750		$1,039		$2,553
Loans 90 days or more past due		2,701		2,557		2,555		1,861		1,915		2,557
Total acquired loans and leases past due and accruing		3,608		5,110		3,624		3,611		2,954		5,110
Total loans and leases past due and accruing		$9,070		$11,804		$8,210		$8,164		$5,530		$11,804

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period		$35,598		$33,956		$32,968		$31,981		$31,312		$31,312
Provision for loan and lease losses		602		1,419		868		978		872		4,137
Net loan and lease (recoveries) charge-offs		285		(223)		(120)		(9)		203		(149)
Allowance for loan and lease losses (originated		35,915		35,598		33,956		32,968		31,981		35,598
loan portfolio) - balance at end of period	$		$		$		$		$		$

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period		$157		$156		$157		$549		$692		$692
Provision (credit) for loan and lease losses		167		287		(86)		0		(17)		184
Net loan and lease (recoveries) charge-offs		73		286		(85)		392		126		719
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period		251		157		156		157		549		157

Total allowance for loan and lease losses		$36,166		$35,755		$34,112		$33,125		$32,530		$35,755

Loan Classification - Originated Portfolio
Special Mention		$18,861		$20,485		$27,215		$20,639		$20,388		$20,485
Substandard		20,909		20,316		18,121		16,462		18,026		20,316
Loan Classification - Acquired Portfolio
Special Mention		519		526		540		550		534		526
Substandard		9,628		13,141		14,000		13,975		17,445		13,141
Loan Classifications - Total Portfolio
Special Mention		19,380		21,011		27,755		21,189		20,922		21,011
Substandard		30,537		33,457		32,121		30,437		35,471		33,457

RATIO ANALYSIS
Credit Quality		Mar-17		Dec-16		Sep-16		Jun-16		Mar-16		Dec-16
Nonperforming loans and leases/total loans and leases (7)		0.47%		0.51%		0.45%		0.45%		0.54%		0.51%
Nonperforming assets/total assets		0.36%		0.36%		0.32%		0.32%		0.39%		0.36%
Allowance for originated loan and lease losses/total originated loans and leases		0.92%		0.92%		0.92%		0.93%		0.95%		0.92%
Allowance/nonperforming loans and leases		180.02%		164.98%		186.45%		183.01%		156.88%		164.98%
Net loan and lease losses (recoveries) annualized/total average loans and leases		0.03%		0.01%		(0.02%)		0.04%		0.03%		0.01%

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Capital Adequacy (period-end)	Quarter-Ended					Year-Ended
Tier 1 capital / average assets *	8.36%	8.41%	8.83%	8.79%	8.79%	8.41%
Total capital / risk-weighted assets *	12.41%	12.22%	12.97%	12.95%	13.18%	12.22%

Profitability
Return on average assets * (10)	1.02%	0.99%	1.01%	1.02%	1.00%	1.01%
Return on average equity * (10)	11.47%	10.76%	10.81%	10.98%	10.85%	10.85%
Net interest margin (TE) *	3.38%	3.30%	3.31%	3.36%	3.36%	3.33%
* Quarterly ratios have been annualized

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See “Tompkins Financial Corporation - Summary Financial Data (Unaudited)” tables for Non-GAAP related calculations.

Non-GAAP Disclosure - Tangible Book Value Per Share
	Quarter-Ended					Year-Ended
	Mar-17	Dec-16	Sep-16	Jun-16	Mar-16	Dec-16
Total common equity	$562,064	$547,953	$559,640	$552,918	$538,408	$547,953
Less: Goodwill and intangibles (9)	102,326	103,214	103,732	104,636	104,987	103,214
Tangible common equity	459,738	444,739	455,908	448,282	433,421	444,739
Ending shares outstanding	15,181,198	15,135,906	15,055,954	15,035,369	15,023,776	15,135,906
Tangible book value per share (Non-GAAP)	$30.28	$29.38	$30.28	$29.82	$28.85	$29.38

(1) Federal Reserve peer ratio as of December 31, 2016, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.
(2) “Originated” equals loans and leases not included by definition in “acquired loans”.
(3)”Acquired Loans and Leases” equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805.
(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(5) Interest income includes the tax effects of taxable-equivalent basis.
(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company’s consolidated financial statements included in Part I of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016.
(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation’s estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.
(8)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.
(9) “Goodwill and intangibles” equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.
(10) The third quarter, second quarter, and first quarter of 2016 information is revised to reflect the impact of the early adoption of ASU 2016-09, “Improvements to Employee Share-Based Payment Accounting”. The early adoption resulted in $847,000, $274,000, $262,000, and $71,000 of excess benefits recognized within “income tax expense” during the three months ended December 31, September 30, June 30, and March 31, 2016, respectively.